EXHIBIT 99.1

International Assets Reports $2.1 Million Earnings (Basic EPS $0.24) for Fourth Quarter and Record Twelve Month Earnings of $27.8 Million (Basic EPS of $3.30)

NEW YORK, Dec. 8, 2008 (GLOBE NEWSWIRE) -- International Assets Holding Corporation (the 'Company'), (Nasdaq:IAAC) today announced its fiscal year 2008 financial results, which are set out in the table below.

Sean O'Connor, CEO, stated, "Despite the unprecedented market conditions experienced in our second fiscal half, we are pleased to report record annual results on both a GAAP and non-GAAP basis. In the fourth quarter, good trading results were offset by losses in our asset management segment and a bad debt provision resulting in a breakeven non-GAAP performance. Our strong financial position is evidenced by a doubling in shareholders' equity during the year to $75 million."

                                     Three Months Ended September 30,
                                   -----------------------------------
 (Unaudited)
(In millions, except share and per
  share amounts)                      2008         2007        %Change
                                   ---------    ---------    ---------
 Total operating revenues          $    21.8    $    20.1           8%
 Interest expense                        3.0          3.6        (17)%
                                   ---------    ---------    ---------
 Net revenues                           18.8         16.5          14%
 Compensation and benefits               8.7          9.5         (8)%
 Clearing and related expenses           4.0          3.7           8%
 Other non-interest expenses             4.1          2.6          58%
                                   ---------    ---------    ---------
 Total non-interest expenses            16.8         15.8           6%
                                   ---------    ---------    ---------
 Income (loss) before income tax
  and minority interest                  2.0          0.7         186%
 Income tax expense (benefit)            0.9          0.3         200%
 Minority interest in income of
  consolidated entities                 (1.1)         0.2          (a)
 Loss from discontinued operations,
  net of taxes                           0.1          0.1           0%
                                   ---------    ---------    ---------
 Net income (loss)                 $     2.1    $     0.1       2,000%
                                   ---------    ---------    ---------

 Basic earnings (loss) per share:
   Basic                           $    0.24    $    0.01       2,300%
   Diluted                         $    0.23    $    0.01       2,200%
 Weighted average number of common
  shares outstanding:
   Basic                           8,536,321    8,246,996           4%
   Diluted                         8,967,419    8,246,996           9%

 Segmental Operating Revenues
  (non-GAAP) reconciliation:
 Total operating revenues,
  as reported (GAAP)                    21.8         20.1           8%
   Change in unrealized fair market
    value gain in physical
    commodities inventory               (2.0)         7.3          (a)
   Other marked-to-market
    adjustments                         (1.4)        (2.6)       (46)%
                                   ---------    ---------    ---------
 Adjusted operating revenues
  (non-GAAP) (b)                        18.4         24.8        (26)%
                                   ---------    ---------    ---------

 Represented by:
   International equities
    market-making                        8.8          7.3          21%
   Foreign exchange trading              7.2          5.1          41%
   Commodities trading (adjusted,
    non-GAAP)                            3.3          4.7        (30)%
   International debt capital
    markets                              1.2          2.4        (50)%
   Asset management                     (3.9)         5.1          (a)
   Other                                 1.8          0.2         800%
                                   ---------    ---------    ---------
 Adjusted operating revenues
  (non-GAAP) (b)                        18.4         24.8        (26)%
                                   ---------    ---------    ---------

 Net Income (non-GAAP)

  reconciliation:
   Net income, as reported (GAAP)        2.1          0.1       2,000%
   Change in unrealized fair market
    value gain in physical
    commodities inventory               (2.0)         7.3          (a)

 Other marked-to-market adjustments     (1.4)        (2.6)       (46)%
                                   ---------    ---------    ---------
 Aggregate marked-to-market
  adjustment                            (3.4)         4.7          (a)
 Pro forma tax effect at 37.5%           1.2         (1.8)         (a)
 Adjusted, pro forma net income
  (non-GAAP) (c)                        (0.1)         3.0          (a)
                                   ---------    ---------    ---------

 Adjusted EBITDA (non-GAAP)
  reconciliation:
   Net income, as reported (GAAP)        2.1          0.1       2,000%
   Minority interests                   (1.1)         0.2          (a)
   Income tax                              -          0.3       (100)%
   Depreciation and amortization         0.4          0.4         (0)%
   Interest expense                      2.9          3.6        (19)%
   Interest income                      (1.4)        (0.4)        250%
   Change in unrealized fair market
    value gain in physical
    commodities inventory               (2.0)         7.3          (a)

   Other marked-to-market
    adjustments                         (1.4)        (2.6)       (46)%
                                   ---------    ---------    ---------
 Adjusted EBITDA (non-GAAP) (d)         (0.5)         8.9          (a)
                                   ---------    ---------    ---------

                                      Fiscal Year Ended September 30,
                                   -----------------------------------
 (Unaudited)
(In millions, except share and per
  share amounts)                     2008          2007       %Change
                                   ---------    ---------    ---------
 Total operating revenues          $   127.4    $    53.6         138%
 Interest expense                       11.2          9.4          19%
                                   ---------    ---------    ---------
 Net revenues                          116.2         44.2         163%
 Compensation and benefits              40.0         30.4          32%
 Clearing and related expenses          15.5         11.8          31%
 Other non-interest expenses            13.1          7.7          70%
                                   ---------    ---------    ---------
 Total non-interest expenses            68.6         49.9          37%
                                   ---------    ---------    ---------
 Income (loss) before income tax
  and minority interest                 47.6         (5.7)         (a)
 Income tax expense (benefit)           18.0         (2.0)         (a)
 Minority interest in income of
  consolidated entities                  0.4          0.6        (33)%
 Loss from discontinued operations,
  net of taxes                           1.4          0.2         600%
                                   ---------    ---------    ---------
 Net income (loss)                 $    27.8    $    (4.5)         (a)
                                   ---------    ---------    ---------

 Basic earnings (loss) per share:
   Basic                           $    3.30    $   (0.56)         (a)
   Diluted                         $    2.95    $   (0.56)         (a)
 Weighted average number of common
  shares outstanding:
   Basic                           8,434,976    8,086,837           4%
   Diluted                         9,901,766    8,086,837          22%

 Segmental Operating Revenues
  (non-GAAP) reconciliation:
 Total operating revenues, as
  reported (GAAP)                      127.4         53.6         138%
   Change in unrealized fair market
    value gain in physical
    commodities inventory              (28.3)        24.5          (a)
   Other marked-to-market
    adjustments                          1.4         (1.1)         (a)
                                   ---------    ---------    ---------
 Adjusted operating revenues
  (non-GAAP) (b)                       100.5         77.0          31%
                                   ---------    ---------    ---------

 Represented by:
   International equities
    market-making                       33.9         27.5          23%
   Foreign exchange trading             23.8         14.2          68%
   Commodities trading
    (adjusted, non-GAAP)                22.8         14.2          61%
   International debt capital
    markets                              4.3          6.4        (33)%
   Asset management                     12.2         14.0        (13)%
   Other                                 3.5          0.7         400%
                                   ---------    ---------    ---------
 Adjusted operating revenues
  (non-GAAP)(b)                        100.5         77.0          31%
                                   ---------    ---------    ---------

 Net Income (non-GAAP)
  reconciliation:
   Net income, as reported (GAAP)       27.8         (4.5)         (a)
   Change in unrealized fair market
    value gain in physical
    commodities inventory              (28.3)        24.5          (a)
   Other marked-to-market
    adjustments                          1.4         (1.1)         (a)
                                   ---------    ---------    ---------
 Aggregate marked-to-market
  adjustment                           (26.9)        23.4          (a)
 Pro forma tax effect at 37.5%          10.1         (8.8)         (a)
                                   ---------    ---------    ---------
 Adjusted, pro forma net income
  (non-GAAP) (c)                        11.0         10.1           9%
                                   ---------    ---------    ---------

 Adjusted EBITDA (non-GAAP)
  reconciliation:
   Net income, as reported (GAAP)       27.8         (4.5)         (a)
   Minority interests                    0.4          0.6        (33)%
   Income tax                           17.1         (2.0)         (a)
   Depreciation and amortization         1.2          0.8          50%
   Interest expense                     11.2          9.3          20%
   Interest income                      (3.1)        (0.9)        244%
   Change in unrealized fair market
    value gain in physical
    commodities inventory              (28.3)        24.5          (a)
   Other marked-to-market
    adjustments                          1.4         (1.1)         (a)
                                   ---------    ---------    ---------
 Adjusted EBITDA (non-GAAP) (d)         27.7         26.7           4%
                                   ---------    ---------    ---------

 Condensed consolidated financial statements will be included in the
 Company's Form 10-K to be filed today with the SEC. The Form 10-K will also be made available on the Company's website at www.intlassets.com.

 (a) Comparison not meaningful.
 (b) Adjusted Operating Revenue is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the Company's commodities segment, as shown in the table.  The table above reflects all reconciling items between the GAAP
     Operating Revenues and non-GAAP Adjusted Operating Revenues.  For
     a full discussion of management's reasons for disclosing these adjustments, see 'Item 6. Selected Financial Data' in the Form
     10-K for the year ended September 30, 2008.
 (c) Adjusted, pro forma net income is a non-GAAP measure that represents net income adjusted by pro forma, after-tax marked-to-
     market differences in the Company's commodities segment.  The table above reflects all reconciling items between the GAAP Net
     Income and non-GAAP Adjusted Pro Forma Net Income.
 (d) Adjusted EBITDA is a non-GAAP measure.  The table above shows a calculation of Adjusted EBITDA.

About International Assets Holding Corporation (Nasdaq:IAAC)

International Assets Holding Corporation and its subsidiaries (the 'Company') form a financial services group focused on select international securities, foreign exchange and commodities markets. We commit our capital and expertise to market-making and trading of international financial instruments, currencies and commodities. The Company's activities are currently divided into five functional areas - international equities market-making, international debt capital markets, foreign exchange trading, commodities trading and asset management. Additional information regarding the Company is available on the Company's website at www.intlassets.com.

The International Assets Holding Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5024

Forward-Looking Statements

Certain statements in this document may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the Company's control, including adverse changes in economic, political and market conditions, losses from the Company's market-making and trading activities arising from counterparty failures and changes in market conditions, the possible loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, the possibility of liabilities arising from violations of federal and state securities laws and the impact of changes in technology in the securities and commodities brokerage industries. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reasonable assumptions, there can be no assurances that the actual results, performance or achievement of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

CONTACT:  International Assets Holding Corporation
          Scott Branch, President
          (888) 345-4685 x 335
          New York, NY 10017